Exhibit 32.2

Certification Pursuant to
18 U.S.C. Section 1350,
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Luby’s, Inc. (the “Registrant”) on Form 10-Q for the fiscal quarter ended December 16, 2020, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Steve Goodweather, Chief Financial Officer and Treasurer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: February 1, 2021	By:	/s/ Steve Goodweather
Steve Goodweather
Chief Financial Officer and Treasurer
(Principal Executive Officer)